Exhibit 99.1

Investor Relations Contact:

Elias Nader, interim CFO

Sigma Designs, Inc.

Tel: (408) 957-9847

IR@sigmadesigns.com

For Immediate Release

SIGMA DESIGNS, INC. REPORTS FIRST QUARTER

FISCAL 2014 RESULTS

Achieves profitability along with 19% revenue growth in fiscal Q1 FY14

MILPITAS, CA, June 12, 2013 — Sigma Designs®, Inc. (NASDAQ: SIGM), a leader in connected media platforms, today reported financial results and business highlights for its first fiscal quarter of fiscal year 2014 ended May 4, 2013.

Net revenues for the first quarter of fiscal 2014 were $52.5 million, up $8.3 million, or 19%, from $44.2 million reported in the previous quarter and up $12.3 million, or 31%, from $40.3 million reported for the same period last year.

GAAP net loss for the first quarter of fiscal 2014 was $4.5 million, or a net loss of $0.13 per diluted share. This compares to GAAP net loss of $35.2 million, or net loss of $1.05 per diluted share, for the previous quarter and GAAP net loss of $13.7 million, or a net loss of $0.42 per diluted share, for the same period last year.

Non-GAAP net income for the first quarter of fiscal 2014 was $0.3 million, or $0.01 per diluted share. This compares to non-GAAP net loss of $16.8 million, or $0.50 per diluted share, for the previous quarter and non-GAAP net loss of $8.5 million, or $0.26 per diluted share, during the same period last year. Non-GAAP adjustments for the first quarter consisted of $1.8 million in amortization expense for acquired intangibles related to acquisitions, $2.0 million in non-cash stock-based compensation expenses, $0.3 million of inventory mark-up related to acquisition, $0.3 million in restructuring expense, $0.2 million in impairment of purchased IP and design tools, $1.1 million in gain on the sale of an R&D project to a third party and $1.3 million in non-cash tax adjustments. The tax amounts included in Sigma’s non-GAAP results approximate its operating cash tax expense, similar to the liability reported on Sigma’s tax returns. While the Company has historically not presented its non-GAAP tax provision in this manner, it believes this approach will enhance the ability of investors to understand the Company’s actual tax expense on its current operations and provide improved modeling accuracy for analysts and investors. The Company intends to report its non-GAAP tax provision in this manner in future periods. The reconciliation between GAAP and non-GAAP net income (loss) for all referenced periods is provided in a table immediately following the GAAP financial tables below.

Management Comment

“We are very pleased about reaching non-GAAP profitability in the first quarter. In the first quarter of FY14, we achieved $52.5 million in revenue at a 54.7% non-GAAP gross margin which is 51.3% GAAP gross margin. We remain focused on sustaining our non-GAAP profitability in fiscal year 2014 as well as achieving profitable revenue growth throughout the remainder of the fiscal year. We are continuing to execute on our plan to achieve our targeted $45.0 million cost reduction plan for fiscal 2014,” said Thinh Tran, President and CEO of Sigma Designs.

“Moving into the second quarter of fiscal 2014, we believe revenue will be in the range of $52.0 to $54.0 million,” Mr. Tran continued. “We expect to see revenue increases in most of our target markets along with a steady non-GAAP gross margin between a range of 52% and 53% driven by higher margin product mix and continued worldwide cost savings. In addition, we expect our non-GAAP operating expenses in the second quarter of fiscal 2014 to be lower compared to the first quarter of fiscal 2014," said Mr. Tran.

Recent Highlights

●

We issued a multi-part series of announcements about our revolutionary next generation Z-Wave product portfolio, which features a number of new elements, including Z-Ware software, reference designs, and the Z-Wave® Next Gen 500-Series SoCs and modules which feature 50% longer range, 250% higher data rate, and 67% lower standby power.

●	We began shipping of our HomePlugAV and Z-Wave components in support of AT&T’s announced deployments of the AT&T Digital Life program.

●	We began shipping our Mediaroom certified SMP8652 SoCs to key OEMs and service providers in support of their transition to next generation platforms.

●	We announced that ZTE, T&W and ZyXEL have selected our G.hn certified CG5200 devices for their powerline network adapters.

Investor Conference Call

The conference call relating to Sigma’s first quarter fiscal year 2014 financial results will take place following this announcement at 5:00 PM ET today, June 12, 2014. Investors will have the opportunity to listen live to the conference call via the Internet through www.sigmadesigns.com/IR or www.earnings.com. Institutional investors can access the call via Thomson StreetEvents at www.streetevents.com.  To listen to the live call, please go to the website at least 10 minutes early to register and download and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available shortly after the call via the internet through www.sigmadesigns.com/IR or www.earnings.com. The audio replay will be available for one week after the call.

Use of Non-GAAP Financial Information

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Sigma reports non-GAAP net income (loss), which excludes amortization of acquired intangibles, stock-based compensation, the mark-up on purchased inventory sold during the period, acquisition-related expenses, restructuring charges, impairment of pre-production purchased IP and design tools, impairment of purchased IP and mask sets used in production, the gain on the sale of an R&D development project to a third party and the gain upon acquisition of the DTV business that Sigma recognized in accordance with GAAP. The tax amounts included in Sigma’s non-GAAP results approximate its operating cash tax expense, similar to the liability reported on Sigma’s tax returns. While the Company has historically not presented its non-GAAP tax provision in this manner, it believes this approach will enhance the ability of investors to understand the Company’s actual tax expense on its current operations and provide improved modeling accuracy for analysts and investors. The Company intends to report its non-GAAP tax provision in this manner in future periods. Prior periods included in this release have been updated to reflect this new methodology. Sigma believes that its non-GAAP measures provide useful information to management and investors regarding financial and business trends relating to its financial condition and results of operations. Sigma also believes the non-GAAP measures provide useful supplemental information for investors to evaluate its operating results in the same manner as the research analysts that follow Sigma, all of whom present non-GAAP projections in their published reports. As such, the non-GAAP measures provided by Sigma facilitate a more direct comparison of its performance with the financial projections published by the analysts as well as its competitors, many of whom report financial results on a non-GAAP basis. The economic substance behind its decision to use such non-GAAP measures is that such measures approximate its controllable operating performance more closely than the most directly comparable GAAP financial measures. For example, Sigma’s management has no control over certain variables that have a major influence in the determination of stock-based compensation such as the volatility of its stock price and changing interest rates. Sigma believes that all of these excluded expenses do not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred, even though some of these excluded items may be incurred and reflected in Sigma’s GAAP financial results in the foreseeable future.

The material limitation associated with the use of the non-GAAP financial measures is that the non-GAAP measures do not reflect the full economic impact of Sigma’s activities. Sigma’s non-GAAP net income (loss) is not prepared in accordance with GAAP, is not an alternative to GAAP financial information, and may be calculated differently than non-GAAP financial information disclosed by other companies. Accordingly, investors are cautioned not to place undue reliance on non-GAAP information.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements about sustaining non-GAAP profitability in fiscal year 2014 as well as achieving profitable revenue growth throughout the remainder of the fiscal year, our ability to take the actions required to achieve our targeted $45.0 million cost reduction plan for fiscal 2014, our expectation to see revenue increases in most of our target markets and our estimated financial results for the second fiscal quarter of fiscal 2014, including our estimated revenue, non-GAAP gross margins and non-GAAP operating expenses for the second fiscal quarter.  Actual results may vary materially due to a number of factors including, but not limited to, the risk that, upon completion of further closing procedures and audit, the financial results for the first quarter of fiscal 2014 are different than the results set forth in this press release, including any adjustments as a result of an unresolved claim of $1.8 million related to Sigma’s digital TV acquisition from Trident Microsystems, general economic conditions, the ability to recognize the anticipated savings from our restructuring efforts, the rate of growth of the Set-Top Box, home networking, digital TV, and home control and energy management markets in general, the ramp in demand from Sigma’s set-top box, television and telecommunication customers, Sigma’s ability to deploy and achieve market acceptance for Sigma products,  and the risk that such products will not gain widespread acceptance, or will be rendered obsolete, by product offerings of competitors or by alternative technologies, and other risks detailed from time to time in Sigma’s SEC reports, including Sigma’s annual report on Form 10-K as filed with the SEC on April 12, 2013.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.  Sigma undertakes no obligation to publicly release or otherwise disclose the result of any revision to these forward-looking statements that may be made as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

About Sigma Designs, Inc.

Sigma Designs, Inc. (NASDAQ: SIGM) is a leader in connected media platforms.  The company designs and builds the essential semiconductor technologies that serve as the foundation for the world’s leading IPTV set-top boxes, connected televisions, connected media players, residential gateways, home control systems and more.  For more information about Sigma Designs, please visit www.sigmadesigns.com.

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SIGMA DESIGNS, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(GAAP)

(In thousands)

	May 4,	February 2,
	2013	2013
Assets

Current Assets:
Cash and cash equivalents	$54,447	$51,218
Short-term marketable securities	16,690	17,455
Restricted cash	1,771	1,769
Accounts receivable, net	26,260	21,648
Inventory	19,027	24,929
Deferred tax assets	5,583	5,868
Prepaid expenses and other current assets	10,429	13,578
Total current assets	134,207	136,465

Long-term marketable securities	14,119	14,253
Software, equipment and leasehold improvements, net	16,425	17,106
Intangible assets, net	33,865	36,573
Deferred tax assets, net of current portion	1,085	2,681
Long-term investments and notes receivable, net of current portion	8,943	8,943
Other non-current assets	4,860	4,810

Total assets	$213,504	$220,831

Liabilities and Shareholders' Equity

Current Liabilities:
Accounts payable	$12,498	$11,046
Accrued compensation and related benefits	8,460	10,070
Accrued liabilities	14,121	18,721
Total current liabilities	35,079	39,837

Other long-term liabilities	19,284	18,976
Total liabilities	54,363	58,813

Shareholders’ equity	159,141	162,018

Total liabilities and shareholders' equity	$213,504	$220,831

SIGMA DESIGNS, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(GAAP)

(In thousands, except per share data)

	Three months ended
	May 4, 2013	February 2, 2013	April 28, 2012
Net revenue	$52,540	$44,199	$40,258
Cost of revenue	25,594	30,331	19,163
Gross profit	26,946	13,868	21,095
Gross margin percent	51.3%	31.4%	52.4%

Operating expenses:
Research and development	20,204	27,008	21,789
Sales and marketing	5,682	7,099	6,888
General and administrative	4,762	6,029	6,379
Gain on acquisition	---	27	---
Restructuring charges	210	2,398	---
Impairment of IP, mask sets, and design tools	188	6,569	---
Total operating expenses	31,046	49,130	35,056

Loss from operations	(4,100)	(35,262)	(13,961)
Gain on sale of development project	1,079	---	---
Interest and other income, net	691	1,292	491

Loss before income taxes	(2,330)	(33,970)	(13,470)
Provision for income taxes	2,203	1,227	232

Net loss	$(4,533)	$(35,197)	$(13,702)

Net loss per share:
Basic	$(0.13)	$(1.05)	$(0.42)
Diluted	$(0.13)	$(1.05)	$(0.42)

Shares used in computing net loss per share:
Basic	33,912	33,722	32,361
Diluted	33,912	33,722	32,361

SIGMA DESIGNS, INC.

RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET INCOME (LOSS)

(in thousands, except per share data)

(unaudited)

The following schedule reconciles selected line items from the GAAP basis statement of operations to non-GAAP statements of operations:

	Three Months Ended
	May 4,	February 2,	April 28,
	2013	2013	2012

GAAP NET LOSS	$(4,533)	$(35,197)	$(13,702)
Adjustments:
Stock-based compensation expense	2,033	2,516	2,826
Amortization of acquired intangibles	1,815	2,073	1,889
Impairment of purchased IP, mask sets and design tools	188	11,173	-
Restructuring charges, net	250	2,412	-
Mark-up on inventory acquired in business combinations sold during the period	260	162	-
Realized gain on sale of development project	(1,079)	-	-
Acquisition expense	-	27	469
Income tax adjustments	1,343	(744)	(207)
Total GAAP to Non-GAAP adjustments	4,810	17,619	4,977

Non-GAAP net income (loss)	$277	$(17,578)	$(8,725)

Diluted income (loss) per share	$0.01	$(0.52)	$(0.27)

Shares used in calculating diluted income (loss) per share	33,937	33,722	32,361

Net income (loss) per share :
GAAP loss per share	$(0.13)	$(1.05)	$(0.42)
GAAP to non-GAAP adjustments	0.14	0.53	0.15
Non-GAAP net income (loss) per share	$0.01	$(0.52)	$(0.27)

Reconciliation of shares used in calculating non-GAAP income (loss) per share :
Shares used in calculating the basic (loss) income per share	33,912	33,722	32,361
Adjustment for dilutive securities	25	-	-
Non-GAAP shares used in calculating diluted (loss) income per share	33,937	33,722	32,361

SIGMA DESIGNS, INC.

SCHEDULE OF SELECTED GAAP TO NON-GAAP ADJUSTMENTS

(in thousands)

(unaudited)

The following schedule reconciles selected line items from the GAAP basis statement of operations to non-GAAP statements of operations:

	Three Months Ended
	May 4,	February 2,	April 28,
	2013	2013	2012

GROSS PROFIT :
GAAP gross profit	$26,946	$13,868	$21,095
Amortization of purchased intangibles	1,435	1,651	1,495
Stock-based compensation expense	83	106	117
Restructuring charges, net	40	14	-
Mark-up on inventory acquired in business combinations sold during the period	260	162	-
Impairment of purchased IP, mask sets and design tools	-	4,604	-
Non-GAAP gross profit	$28,764	$20,405	$22,707

OPERATING EXPENSES :
GAAP operating expenses	$31,046	$49,130	$35,056
Stock-based compensation expense	(1,950)	(2,410)	(2,709)
Amortization of acquired intangibles	(380)	(422)	(394)
Restructuring charges, net	(210)	(2,398)	-
Impairment of purchased IP, design tools and mask sets	(188)	(6,569)	-
Gain on acquisition	-	(27)	-
Non-GAAP operating expenses	$28,318	$37,304	$31,953

INTEREST AND OTHER INCOME (EXPENSE), NET :
GAAP interest and other income, net	$1,603	$1,292	$491
Realized gain on sale of development project	(1,079)	-	-
Non-GAAP interest and other income, net	$524	$1,292	$491

INCOME TAX (BENEFIT) EXPENSE :
GAAP income tax expense	$2,203	$1,227	$232
income tax adjustments	(1,343)	744	207
Non-GAAP income tax expense	$860	$1,971	$439

RESEARCH AND DEVELOPMENT :
GAAP RESEARCH AND DEVELOPMENT	$20,204	$27,008	$21,789
Stock-based compensation expense	(1,090)	(1,394)	(1,463)
Amortization of acquired intangibles	(33)	(41)	(33)
Non-GAAP research and development	$19,081	$25,573	$20,293

SALES AND MARKETING :
GAAP sales and marketing	$5,682	$7,099	$6,888
Stock-based compensation expense	(349)	(399)	(472)
Amortization of acquired intangibles	(347)	(381)	(361)
Non-GAAP sales and marketing	$4,986	$6,319	$6,055

GENERAL AND ADMINISTRATIVE :
GAAP general and administrative	$4,762	$6,029	$6,379
Stock-based compensation expense	(511)	(617)	(774)
Acquisition expense	-	-	(469)
Non-GAAP general and administrative	$4,251	$5,412	$5,136